Jetstream Venture Fund

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2025

	SHORT TERM INVESTMENTS - 97.69%
	MONEY MARKET FUNDS - 97.69%
517,656	GS Financial Square Government Fund (a)	4.070	517,656

	TOTAL SHORT TERM INVESTMENTS - (Cost $517,656)		517,656

	TOTAL INVESTMENTS - 97.69% - (Cost $517,656)		517,656
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.31%		12,258

	NET ASSETS - 100.00%		$529,914

	(a) Rate disclosed is the seven day effective yield as of December 31, 2025.